Exhibit 10.16
PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No.	Call/Coll	Account	Officer	Initials
$2,2000,000.00	07-17-2006	10-17-2006	108002938	1E/150		TLG
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	115 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144

Principal Amount: $2,200,000.00	Interest Rate: 12.000%	Date of Note: July 17, 2006
PROMISE TO PAY. Southern Iowa BioEnergy LLC (“Borrower”) promises to pay to Great Western Bank (“Lender”), or order, in lawful money of the United States of America, the principal amount of Two Million Two Hundred Thousand & 00/100 Dollars ($2,200,000.00) or so much as may be outstanding, together with interest at the rate of 12.000% per annum on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate may change under the terms and conditions of the “INTEREST AFTER DEFAUL” section.
PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on October 17, 2006. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.
PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Great Western Bank, Leon, 111 N. Main, PO Box 171, Leon, IA 50144.
LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged $50.00.
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 21.000% per annum. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.
DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity of reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor of forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event o f a death, Lender, at is option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure an Event of Default.
     Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Loan No. 108002938	PROMISSORY NOTE	Page 2
(Continued)

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within twenty (20) days; or (2) if the cure requires more than twenty (20) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under the Note and all accrued unpaid interest immediately due, and than Borrower will pay that amount.
ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorney’s fees and Lender’s legal expenses, whether or not there is a lawsuit, including without limitation all attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Iowa.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender to, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.
COLLATERAL. Borrower acknowledges this Note is secured by ALL COLLATERAL INCLUDING BUT NOT LIMITED TO: Real Estate Mortgage dated 6-12-2006 and Security Agreement dated 6-12-2006 siting the assignment of Pre-Construction Services Agreement and Personal Guaranties from Leon G. Kessel, James R. Cornett, Jack Cooley, William Douglas Morain and William T. Higdon dated 6-12-2006.
LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Note or any other loan with Lender; or (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.
PURPOSE OF LOAN. The specific purpose of this loan is: Operating Expenses.
SUCCESSOR INTERESTS. The term of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.
PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

SOUTHERN IOWA BIOENERGY LLC

By:	/s/ William T. Higdon	By:	/s/ Alan Elefson

	William T. Higdon, President of Southern Iowa BioEnergy LLC		Alan Elefson, Treasurer of Southern Iowa BioEnergy LLC

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No.	Call/Coll	Account	Officer	Initials
$2,2000,000.00	07-17-2006	10-17-2006	108002938	1E/150		TLG
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	115 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144
LOAN TYPE: This is a Fixed Rate (12.000%) Nondisclosable Draw Down Line of Credit Loan to a Limited Liability Company for $2,200,000.00 due on October 17, 2006.
PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
☐	Personal, family, or Household Purposes or Personal Investment.

☑	Business (Including Real Estate Investment).
SPECIFIC PURPOSE. The specific purpose of this loan is: Operating Expenses.
DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,200,000.00 as follows:

Undisbursed Funds:	$2,200,000.00

Note Principal:	$2,200,000.00
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.
FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 17, 2006.

BORROWER:

SOUTHERN IOWA BIOENERGY LLC

By:	/s/ William T. Higdon	By:	/s/ Alan Elefson

	William T. Higdon, President of Southern Iowa BioEnergy LLC		Alan Elefson, Treasurer of Southern Iowa BioEnergy LLC

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No.	Call/Coll	Account	Officer	Initials
$2,2000,000.00	07-17-2006	10-17-2006	108002938	1E/150		TLG
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	115 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144
IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THE LOAN AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN LOAN AGREEMENT MAY BE LEGALLY ENFORCED. BORROWER MAY CHANGE THE TERMS OF THE LOAN AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

As used in this Notice, the following terms have the following meanings:
Loan. The term “Loan” means the following described loan: a Fixed Rate (12.000%) Nondisclosable Draw Down Line of Credit Loan to a Limited Liability Company for $2,200,000.00 due on October 17, 2006.

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:
LOAN DOCUMENTS

LLC Resolution: Southern Iowa BioEnergy LLC	Promissory Note
Disbursement Request and Authorization	Notice of Final Agreement
Parties. The term “Parties” means Great Western Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	Southern Iowa BioEnergy LLC
Each Party who signs below, other than Great Western Bank, acknowledges, represents, and warrants to Great Western Bank that it has received, read and understood this Notice of Final Agreement. This Notice is dated July 17, 2006.

BORROWER:

SOUTHERN IOWA BIOENERGY LLC

By:	/s/ William T. Higdon	By:	/s/ Alan Elefson

	William T. Higdon, President of Southern Iowa BioEnergy LLC		Alan Elefson, Treasurer of Southern Iowa BioEnergy LLC

LENDER:

GREAT WESTERN BANK

X	/s/ Terry Geiger Terry Geiger, Group President

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No.	Call/Coll	Account	Officer	Initials
$2,2000,000.00	07-17-2006	10-17-2006	108002938	1E/150		TLG
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	115 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144

Principal Amount: $2,200,000.00	Interest Rate: 12.000%	Date of Agreement: October 4, 2006
DESCRIPTION OF CHANGE IN TERMS. Extend the maturity date of the loan to 4-17-2007. All other terms remain unchanged.
CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of the Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.
PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS CHANGE IN TERMS AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

SOUTHERN IOWA BIOENERGY LLC

By:	/s/ William T. Higdon	By:	/s/ Alan Elefson

	William T. Higdon, President of Southern Iowa BioEnergy LLC		Alan Elefson, Treasurer of Southern Iowa BioEnergy LLC